UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   October 1, 2012

FRESH HARVEST PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

New Jersey	000- 51390	33-1130446
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

280 Madison Avenue, Suite 1005, New York, New York (Address of principal executive offices)	10016 (Zip Code)

(917) 652-8030

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02

Unregistered Sales of Equity Securities.

Issuances of Series A Preferred Stock

On October 1, 2012, Fresh Harvest Products, Inc. (the “Company”) entered into letter agreements with Michael J. Friedman, the Company’s President, CEO and Chairman of the Board of Directors, and Jay Odintz, a Member of the Company’s Board of Directors, pursuant to which the Company, Mr. Friedman and Mr. Odintz agreed to convert an aggregate of $320,000 in liabilities ($228,000 in accrued but unpaid compensation to Mr. Friedman and $46,000 to each individual in accrued but unpaid Director’s fees) into an aggregate 5,000,000 Series A Convertible Preferred Shares, par value $0.0001 (the “Series A Preferred Shares”) and an aggregate 566,666,666 Common Shares, 413,333,333 and 153,333,333, respectively.  The Series A Preferred Shares are convertible into an aggregate 500,000,000 restricted common shares.

The exemption from registration for the issuance of the Series A Preferred Shares was based on Section 4(2) of the Securities Act.

The foregoing description of the Series A Preferred Shares is not complete and is qualified in its entirety by reference to the Certificate of Designations of the Series A Convertible Preferred Stock, a copy of which is attached as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2011 and incorporated herein by reference.

ITEM 3.03

Material Modification to Rights of Security Holders.

The information set forth in Item 3.02 above is hereby incorporate by reference in this Item 3.03.

ITEM 5.01

Changes in Control of Registrant.

On October 1, 2012, pursuant to certain letter agreements, the Company issued an aggregate 5,000,000 Series A Preferred Shares and 566,666,666 CommonShares in satisfaction of an aggregate $320,000 in the aforementioned liabilities to Michael J. Friedman, the Company’s President, CEO and Chairman, and Jay Odintz, a Member of the Company’s Board of Director’s.  As a result, 5,000,000 Series A Preferred Shares is convertible into 500,000,000 shares of common stock, and 566,666,666 of common stock, together represent 49.95% of the Company’s outstanding voting shares.

The following table sets forth information about the beneficial ownership of our common stock as of October 1, 2012 by (i) each of our directors, (ii) our executive officer, and (iii) all of our directors and executive officers as a group.

Title of Class	Name and Address of Beneficial Owner (2)	Amount and Nature of Beneficial Ownership	Percentage of class (1)

Common stock	Michael Jordan Friedman (3)	956,928,040	48.54%

Common stock	Jay Odintz (4)	164,333,333	13.94%

Common stock	All executive officers and directors as a group (two people)	1,121,261,373	52.50%

(1)

Applicable percentage of ownership is based on 1,068,943,779 shares of common stock outstanding as of October 1, 2012 together with securities exercisable or convertible into shares of common stock within 60 days of October 1, 2012 for each shareholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of October 1, 2012 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.  For purposes of this table, the Company has assumed that all outstanding shares of Series A Preferred Stock will be convertible into shares of the Company’s common stock within 60 days of October 1, 2012.

(2)	Unless otherwise indicated, the shareholder’s address is c/o Fresh Harvest Products, Inc., 280 Madison Avenue, Suite 1005, New York, New York 10016.
(3)

Mr. Friedman is the President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors of the Parent Company.  Includes 456,928,040 shares of common stock and assumes the conversion of 5,000,000 shares of Series A Preferred Stock held by Mr. Friedman into 500,000,000 shares of common stock.

(5)	Member of the Parent Company’s Board of Directors. Includes 164,333,333 shares of common stock held by Mr. Odintz.
	The exemption from registration for the issuance of the Series A Preferred Shares was based on Section 4(2) of the Securities Act.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Directors of Certain Officers.

On September 11, 2012, Dominick Cingari, a Director of the Registrant since December 16, 2005, submitted an email of resignation, (”Resignation Email”), and stated that a letter of resignation was forthcoming, and which letter has not yet been received by Registrant.  The Registrant will file any such letter with the Commission as an exhibit by amendment to this Report on Form 8-K within two business after receipt by the Registrant.

The resignation was accepted by the Board of Directors (the “Board”) effective immediately. The Resignation Email does not reference any disagreements with Registrant, but does reference a lack of communication and information with the Registrant’s management, specifically during the past four months.  The Registrant disagrees with the reference and claims made in the Resignation E-mail.

The Registrant’s Board of Directors currently does not, nor did it have during the time of Mr. Cingari’s tenure as a director, have any committees. Mr. Cingari is owed compensation as a director in the amount of fourteen thousand ($14,000) dollars as of July 31, 2012.  This amount has a conversion option into common shares at the option and by a majority vote of the Board of Directors of Registrant.

The Registrant has provided Mr. Cingari with a copy of the disclosures it is making in response to this Item 5.02 no later than the day of filing with the Commission.  The Registrant has provided the resigning director with the opportunity to furnish the Registrant, as promptly as possible, with a letter addressed to the Registrant stating whether he agrees with the statements made by the Registrant in response to this Item 5.02.  The Registrant will file any such letter with the Commission as an exhibit by amendment to this Report on Form 8-K within two business days after receipt by the Registrant.

The Company is currently conducting a search to fill the Board of Directors from Mr. Cingari’s resignation.

The Company notes that Mr. Cingari leaves as a friend of the Company.  The Company wishes him all the best.

Compensatory Arrangements of Certain Officers.

The information set forth in Item 3.02 and Item 5.01 above are hereby incorporate by reference in this Item 5.02.

ITEM 9.01

Financial Statements And Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits

Exhibit No.	Description
Exhibit 1	Letter Agreement dated October 1, 2012 between the Issuer and the Reporting Person, Michael J. Friedman.	Incorporation by reference from the Reporting Person’s Schedule 13D filed with the SEC on October 4, 2012
Exhibit 2	Letter Agreement dated October 1, 2012 between the Issuer and the Reporting Person, Jay Odintz.	Incorporation by reference from the Reporting Person’s Schedule 13D filed with the SEC on October 4, 2012

SIGNATURES.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fresh Harvest Products, Inc.

Date: October 4, 2012	By: /s/ Michael Jordan Friedman
Michael Jordan Friedman
President, Chief Executive Officer and Chairman of the Board of Directors